EATON VANCE U.S. GOVERNMENT MONEY MARKET FUND
Supplement to Prospectus dated March 1, 2012

1.  The following replaces the first paragraph in “Class A Shares” under “Purchasing Shares”:

Class A shares are offered only to shareholders in exchange for their Class A shares of the Eaton Vance Group of Funds, except that certain Eaton Vance and third-party-sponsored retirement plans may continue to purchase Class A shares until such time as they identify an alternative investment vehicle.  Your initial purchase upon exchange must be at least $1,000. After your initial exchange investment, additional exchange investments in Class A shares may be made in any amount at any time.

2.  The following replaces “Exchange Privilege” in “Shareholder Account Features”:

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund.  Exchanges are made at the public offering price (which generally includes the sales charge applicable to Class A shares), unless your Class A shares were acquired as the result of an exchange from Class A of another Eaton Vance fund.  In such case, the exchange generally will be made at net asset value.  Exchanges of Class B and Class C shares are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a Fund may be exchanged for any other class of shares of that Fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. While there is no limit on purchases and redemptions of the Fund, this privilege may not be used for “market timing” in other Eaton Vance funds and may be terminated for market timing accounts or for any other reason. As described under “Purchasing Shares,” exchange orders may be rejected or cancelled for any reason.  Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

May 1, 2012	5799-5/12 CMFPS1